                                                                  EXHIBIT 99.3


THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IN CONSIDERING WHAT ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED IMMEDIATELY TO SEEK YOUR OWN FINANCIAL ADVICE FROM YOUR STOCKBROKER, ATTORNEY, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISOR.

If you have sold or otherwise transferred all your American Depositary Shares of Huntingdon Life Sciences Group plc ("Huntingdon ADSs"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

                          NOTICE OF GUARANTEED DELIVERY

               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                    EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                       HUNTINGDON LIFE SCIENCES GROUP PLC
              PURSUANT TO THE OFFER DOCUMENT DATED 16 OCTOBER 2001

                                       BY

                          LIFE SCIENCES RESEARCH, INC.

As set out in "Holders of Huntingdon ADSs" in paragraph 12.2 of Part 2 of the Offer Document dated 16 October 2001 (the "Offer Document"), this form or one substantially equivalent hereto must be used for acceptance of the Offer in respect of Huntingdon ADSs if American Depositary Receipts evidencing Huntingdon ADSs ("Huntingdon ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary while the Offer remains open for acceptance. Such form may be delivered by hand or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer Document) in the form set out herein. See "Holders of Huntingdon ADSs--Guaranteed Delivery Procedures" in paragraph 12.2(h) of Part 2 of the Offer Document.

                                              To:
                                     The Bank of New York,
                                       as US Depositary

          By Mail:                        By Courier:                      By Hand:

    The Bank of New York             The Bank of New York            The Depositary Trust
Tender & Exchange Department           Tender & Exchange                    Company
        PO Box 11248                      Department                    55 Water Street
    Church Street Station             385 Rifle Camp Road         (Jeanette Street Entrance)
New York, New York 10286-1248              5th Floor                  New York, New York
                                West Paterson, New Jersey 07424



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Acceptance of the Offer in respect of Huntingdon Shares (except insofar as they are represented by Huntingdon ADSs) may not be made with this form and pursuant to the guaranteed delivery procedures. Capitalized terms and certain other terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

Ladies and Gentlemen:

The undersigned hereby accepts the Offer in respect of Huntingdon ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedures set out in "Holders of Huntingdon ADSs--Guaranteed Delivery Procedures" in paragraph 12.2(h) of Part 2 of the Offer Document.

The undersigned understands that the acceptance of the Offer in respect of Huntingdon ADSs pursuant to the guaranteed delivery procedures will not be treated as a valid acceptance for the purpose of satisfying the Acceptance Condition (as defined in the Offer Document). See "Holders of Huntingdon ADSs--Guaranteed Delivery Procedures" in paragraph 12.2(h)(iii) of Part 2 of the Offer Document. To be counted towards satisfaction of the Acceptance Condition, the Huntingdon ADRs evidencing such Huntingdon ADSs must, prior to the end of the Initial Offer Period be received by the US Depositary or, if applicable, timely confirmation of a book-entry transfer of such Huntingdon ADSs into the US Depositary's account at the Book-Entry Transfer Facility pursuant to the procedures set out in "Holders of Huntingdon ADSs--Book-entry transfer" in paragraph 12.2(c) of Part 2 of the Offer Document must be received by the US Depositary, together with a duly executed Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other required documents.


Signature(s):                           Address(es) (Include Zip Code):

------------------------------------    ------------------------------------

                                        ------------------------------------

------------------------------------
Name of Record Holder(s)
(Please Type or Print):

------------------------------------    ------------------------------------
Number of Huntingdon ADSs               Area Code(s) and Telephone Number(s)

------------------------------------
Huntingdon ADR No.(s) (if available)    [  ] Check box if Huntingdon ADSs
                                             will be tendered by book-entry
                                             transfer.

------------------------------------    ------------------------------------
Dated                                   Account Number

                                    GUARANTEE

                    (Not to be used for signature guarantee)

The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either the Huntingdon ADRs evidencing the Huntingdon ADSs with respect to which the Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Huntingdon ADSs into the US Depositary's account at The Depositary Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other required documents, all within three Business Days after the date hereof.


------------------------------------    ------------------------------------
Name of Firm, Agent or Trustee          Authorized Signature

Address (Include Zip Code):             Name (Please Type or Print):

------------------------------------    ------------------------------------

------------------------------------

------------------------------------    ------------------------------------
                                        Title

------------------------------------    ------------------------------------
Area Code and Telephone Number          Date


NOTE: DO NOT SEND HUNTINGDON ADRS WITH THIS FORM; HUNTINGDON ADRS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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